Exhibit 10.1
Conformed Copy

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of October 8, 2020, is made by and among LYONDELLBASELL INDUSTRIES N.V., a naamloze vennootschap (a public limited liability company) formed under the laws of The Netherlands (the “Company”), LYB AMERICAS FINANCE COMPANY LLC, a Delaware limited liability company (the “Co-Borrower”, and together with the Company, the “Borrowers”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.
W I T N E S S E T H:
WHEREAS, each of the Company, the Co-Borrower, the Administrative Agent, and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of June 5, 2014 (as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated as of June 3, 2016, Amendment No. 2 to Amended and Restated Credit Agreement dated as of April 14, 2020, and as further amended, modified, supplemented or extended prior to the date hereof, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement as amended hereby); and
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement in certain respects; and
WHEREAS, the Administrative Agent and the Lenders party hereto, which constitute the Required Lenders, are willing to amend the Credit Agreement as set forth below on the terms and conditions contained in this Amendment;
NOW, THEREFORE, in consideration of the premises herein and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein:
(a)Section 1.01 of the Credit Agreement shall be amended by adding the following defined terms, in alphabetical order, as set forth below:
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Amendment No. 3 Effective Date” means October 8, 2020.
“Approved Bank” means any financial institution that (a) is a Lender or an affiliate of a Lender or (b) is a member of the Federal Reserve System (or organized in any foreign country recognized by the United States) and whose short-term deposit rating is at least A-2, P-2, or F-2, as such rating is set forth from time to time by Moody’s, S&P or Fitch, as applicable.
“BHC Act Affiliate” is defined in Section 9.27(b) hereof.
“Cash Equivalents” means any of the following:

(a)any evidence of Indebtedness issued or directly and fully guaranteed or insured by the government or any agency or instrumentality of (i) the United States, (ii) Canada, (iii) the United Kingdom or (iv) any member nation of the European Union;
(b)time deposits, certificates of deposit and bank notes of any Approved Bank;
(c)corporate bonds, commercial paper, including asset-backed commercial paper, and floating or fixed rate notes issued by an Approved Bank or a corporation or special purpose vehicle (other than an Affiliate or Subsidiary of the Company) organized and existing under the laws of the United States of America, any state thereof or the District of Columbia (or any foreign country recognized by the United States) and whose short-term issuer rating is at least A-2, P-2 or F-2 or whose long-term issuer rating is at least BBB or Baa2, in each case as such rating is set forth from time to time by Moody’s, S&P or Fitch, as applicable;
(d)asset-backed securities rated AAA by Moody’s, S&P or Fitch, with weighted average lives of 3 years or less (measured to the next maturity date);
(e)repurchase agreements under which the Company or its Subsidiaries agree to purchase sovereign, government agency, supranational, and other corporate and financial fixed income securities rated by a nationally recognized statistical rating organization, and equity and convertible debt securities such as common stock, preferred stock, REITS, ADRs, GDRs, IDRs, convertible bonds, and convertible preferred stock that is listed or whose underlying equity is listed within a predefined set of countries and indices, from a financial institution or recognized securities dealer who agrees to repurchase the securities at a future date at a price equal to the original price plus an interest factor;
(f)money market funds which invest substantially all of their assets in assets described in the preceding clauses (a) through (e);
(g)supply chain finance funds which invest in a portfolio of buyer-confirmed trade receivable notes with the underlying credit risk insured by insurance companies with an insurance financial strength rating of at least A2 by Moody’s or at least A by S&P; and
(h)instruments equivalent to those referred to in clauses (a) through (g) above denominated in Euros or any other foreign currency comparable in credit quality and tenor to those referred to above and customarily used by corporations for cash management purposes in any jurisdiction outside the United States to the extent reasonably required in connection with any business conducted by any Subsidiary organized in such jurisdiction;
provided, that except in the case of clauses (d), (e) and (g) above, the maximum maturity date of individual securities or deposits will be 3 years or less at the time of purchase or deposit.
“Covered Entity” is defined in Section 9.27(b) hereof.
“Covered Party” is defined in Section 9.27(a) hereof.
“Default Right” is defined in Section 9.27(b) hereof.
“Fitch” means Fitch Ratings, Inc., or any successor to its rating agency business.
“Louisiana PE JV” means a joint venture entity that will, upon consummation of the Louisiana PE JV Acquisition, own the Louisiana Chemicals Project.

“Louisiana Chemicals Project” means the ethane-based cracker and certain related processing units and assets known as the “Louisiana Chemicals Project”, located in Lake Charles, Louisiana and wholly owned by affiliates of Sasol Limited as of the Amendment No. 3 Effective Date.
“Louisiana PE JV Acquisition” means the purchase by the Company or any Subsidiary thereof of a 50% membership interest in the Louisiana PE JV.
“Louisiana PE JV Outside Date” means the Outside Date (as defined in that certain Membership Interest Purchase Agreement dated as of October 1, 2020 by and among LyondellBasell LC Offtake LLC, Sasol Chemicals (USA) LLC, Louisiana Integrated Polyethylene JV LLC, and for certain specified provisions therein, Lyondell Chemical Company and Sasol Limited), as the same may be amended, supplemented or otherwise modified from time to time.
“QFC” is defined in Section 9.27(b) hereof.
“QFC Credit Support” is defined in Section 9.27 hereof.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Supported QFC” is defined in Section 9.27 hereof.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“U.S. Special Resolution Regimes” is defined in Section 9.27 hereof.
(b)The definition of “Bail-In Action” in Section 1.01 of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, such definition shall read in its entirety as set forth below:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
(c)The definition of “Bail-In Legislation” in Section 1.01 of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, such definition shall read in its entirety as set forth below:
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail‑In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

(d)The last sentence of the definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, such sentence shall read in its entirety as set forth below:
For the purpose of calculating Consolidated EBITDA for any period, if during such period the Company or any Subsidiary shall have made an acquisition or a disposition, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such acquisition or disposition, as the case may be, occurred on the first day of such period; provided, however, that if the portion of Consolidated EBITDA attributable to the Louisiana Chemical Project is less than zero for any fiscal quarter prior to the date on which the Louisiana PE JV Acquisition is consummated, such portion of Consolidated EBITDA attributable to the Louisiana Chemical Project for each such fiscal quarter shall be deemed to be zero.
(e)The definition of “Liquidity” in Section 1.01 of the Credit Agreement shall be amended by deleting the undefined term “cash equivalents” appearing therein and replacing such term with the defined term “Cash Equivalents” in lieu thereof.
(f)The definition of “Unrestricted Net Cash” in Section 1.01 of the Credit Agreement shall be amended by deleting each use of the undefined term “cash equivalents” appearing therein and replacing such term with the defined term “Cash Equivalents” in lieu thereof.
(g)The definition of “Write-Down and Conversion Powers” in Section 1.01 of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, such definition shall read in its entirety as set forth below:
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(h)Section 4.20 of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, Section 4.20 shall read in its entirety as set forth below:
Section 4.20. Affected Financial Institutions. No Loan Party is an Affected Financial Institution.

(i)Article 4 of the Credit Agreement is hereby amended by adding a new Section 4.21 that shall read in its entirety as set forth below:
Section 4.21. Covered Entity. No Loan Party is a Covered Entity.

(i)Section 5.12 of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, Section 5.12 shall read in its entirety as set forth below:

Section 5.12. Dividends and Certain Other Restricted Payments. (a) The Company will not declare or make any Restricted Payment of the type described in clause (a) of the definition thereof (other than a dividend payable solely in Capital Stock of the Company) unless, at the time of making such Restricted Payment, (i) no Event of Default exists and (ii) Liquidity is at least equal to $1,500,000,000 (provided that the condition set forth in this clause (a)(ii) shall not be applicable if the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Company for which financial statements have been delivered (or are required to have been delivered) pursuant to Section 5.01(a) or 5.01(b), as applicable, is less than or equal to 3.50 to 1.00); and (b) the Company will not, nor will permit any of its Subsidiaries to, directly or indirectly make any Restricted Payment of the type described in clause (b) of the definition thereof unless, at the time of making such Restricted Payment, (i) no Event of Default exists and (ii) Liquidity is at least equal to $3,000,000,000 (provided that the condition set forth in this clause (b)(ii) shall not be applicable if the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Company for which financial statements have been delivered (or are required to have been delivered) pursuant to Section 5.01(a) or 5.01(b), as applicable, is less than or equal to 3.50 to 1.00); provided, however, that the foregoing shall not operate to prevent the making of dividends or distributions within 60 days after their declaration by the Company, if at the declaration date thereof, such Restricted Payment was permitted to be made pursuant to the foregoing clause (a).
(k)Section 5.15 of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, Section 5.15 shall read in its entirety as set forth below:
Section 5.15. Maximum Leverage Ratio. The Company will not, as of the last day of each fiscal quarter of the Company, permit the Leverage Ratio to be greater than the applicable level set forth below adjacent to such fiscal quarter:

Fiscal Quarter Ending:	Maximum Leverage Ratio
On or prior to September 30, 2020	3.50 to 1.00
December 31, 2020	4.25 to 1.00
March 31, 2021	4.50 to 1.00
June 30, 2021	4.00 to 1.00
September 30, 2021	3.75 to 1.00
December 31, 2021 and thereafter	3.50 to 1.00
; provided that, to the extent the Louisiana PE JV Acquisition is consummated on or prior to the Louisiana PE JV Outside Date, the Company will not, as of the last day of each fiscal quarter of the Company ending on or after the date on which the Louisiana PE JV Acquisition is consummated, permit the Leverage Ratio to be greater than the applicable level set forth below adjacent to such fiscal quarter (in lieu of the applicable level specified in the table above):

Fiscal Quarter Ending:	Maximum Leverage Ratio
December 31, 2020	5.00 to 1.00
March 31, 2021	5.00 to 1.00
June 30, 2021	4.75 to 1.00
September 30, 2021	4.50 to 1.00
December 31, 2021	4.50 to 1.00
March 30, 2022	4.00 to 1.00
June 30, 2022	3.50 to 1.00 (or, if the Louisiana PE JV Acquisition is consummated after December 31, 2020, 4.00 to 1.00)
September 30, 2022 and thereafter	3.50 to 1.00

(l)Section 9.26 of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, Section 9.26 shall read in its entirety as set forth below:
Section 9.26. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and
(b) the effects of any Bail-In Action on any such liability, including, if applicable:
(i) a reduction in full or in part or cancellation of any such liability;
(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
(m)Article 9 of the Credit Agreement is hereby amended by adding a new Section 9.27 that shall read in its entirety as set forth below:
Section 9.27. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b) As used in this Section 9.27, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
2.Effectiveness; Conditions Precedent. This Amendment and the amendments to the Credit Agreement provided in Section 1 hereof shall be effective upon the satisfaction of the following conditions precedent:
(a)the Administrative Agent shall have received counterparts of this Amendment, duly executed by each Borrower, the Administrative Agent and the Lenders constituting the Required Lenders, which counterparts may be delivered by telefacsimile or other electronic means (including .pdf); and
(b)(i) the Borrowers shall have paid all fees required to be paid on the date hereof pursuant to that certain Amended and Restated Engagement Letter dated as of October 2, 2020 by and among the Borrowers, JPMorgan Chase Bank, N.A., Bank of America and BofA Securities, Inc. and the Fee Letters (as defined therein), and (ii) to the extent the Borrowers have received an invoice therefor no later than 12:00 noon one (1) Business Day prior to the date hereof, all other reasonable fees and expenses incurred or payable in connection with the execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrowers pursuant to Section 9.12(a)(i) of the Credit Agreement shall have been paid in full.
3.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
(a)The representations and warranties made by each Borrower in Article IV of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except that any representation and warranty that is qualified by materiality shall to the extent so qualified be true and correct in all respects), except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except that any representation and warranty that is qualified by materiality shall to the extent so qualified be true and correct in all respects), except that the representations and warranties contained Section 4.04 shall be deemed to refer to the most recent statements furnished pursuant to clause (b) of Section 5.01;

(b)This Amendment has been duly authorized, executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of such parties, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting the rights of creditors, and subject to equitable principles of general application; and
(c)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or would result from the effectiveness of this Amendment.
4.Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 9.10 of the Credit Agreement. This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.
5.Full Force and Effect of Credit Agreement. Except as hereby specifically amended, waived, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its respective terms.
6.Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 9.21 and 9.22 of the Credit Agreement.
7.Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
8.References. From and after the effectiveness of this Amendment, all references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
9.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Borrower, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 9.09 of the Credit Agreement.
10.No Novation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder.

11.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, and words of like import in this Amendment shall be deemed to include electronic signatures and digital copies of a signatory's manual signature, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

COMPANY:
LYONDELLBASELL INDUSTRIES N.V.

By:	/s/ Michael McMurray
Name:	Michael McMurray
Title:	CFO & Authorized Attorney

CO-BORROWER:

LYB AMERICAS FINANCE COMPANY LLC

By:	/s/ Anuj Dhruv
Name:	Anuj Dhruv
Title:	Assistant Treasurer

LyondellBasell Industries N.V.
Amendment No. 3 to Amended and Restated Credit Agreement
Signature Page

BANK OF AMERICA N.A., as Administrative Agent

By:	/s/ Maurice Washington
Name:	Maurice Washington
Title:	Vice President

LyondellBasell Industries N.V.
Amendment No. 3 to Amended and Restated Credit Agreement
Signature Page

BANK OF AMERICA N.A., as a Lender, as L/C Issuer, and as Swing Line Lender

By:	/s/ Thor O’Connell
Name:	Thor O’Connell
Title:	Vice President

LyondellBasell Industries N.V.
Amendment No. 3 to Amended and Restated Credit Agreement
Signature Page

CITIBANK, N.A., as a Lender and as L/C Issuer

By:	/s/ David Jaffe
Name:	David Jaffe
Title:	Vice President

LyondellBasell Industries N.V.
Amendment No. 3 to Amended and Restated Credit Agreement
Signature Page

DUETSCHE BANK AG NEW YORK BRANCH, as a Lender and as L/C Issuer

By:	/s/ Brian Ballinger
Name:	Brian Ballinger
Title:	Managing Director

By:	/s/ Annie Chung
Name:	Annie Chung
Title:	Director

LyondellBasell Industries N.V.
Amendment No. 3 to Amended and Restated Credit Agreement
Signature Page

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Judith Smith
Name:	Judith Smith
Title:	Authorized Signatory

By:	/s/ Jessica Gavarkovs
Name:	Jessica Gavarkovs
Title:	Authorized Signatory

LyondellBasell Industries N.V.
Amendment No. 3 to Amended and Restated Credit Agreement
Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Adam Hendley
Name:	Adam Hendley
Title:	Managing Director

LyondellBasell Industries N.V.
Amendment No. 3 to Amended and Restated Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

LyondellBasell Industries N.V.
Amendment No. 3 to Amended and Restated Credit Agreement
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nathan R. Rantala
Name:	Nathan R. Rantala
Title:	Managing Director

LyondellBasell Industries N.V.
Amendment No. 3 to Amended and Restated Credit Agreement
Signature Page

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

LyondellBasell Industries N.V.
Amendment No. 3 to Amended and Restated Credit Agreement
Signature Page

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Marisa B. Moss
Name:	Marisa B. Moss
Title:	Authorized Signatory

LyondellBasell Industries N.V.
Amendment No. 3 to Amended and Restated Credit Agreement
Signature Page

MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Executive Director

LyondellBasell Industries N.V.
Amendment No. 3 to Amended and Restated Credit Agreement
Signature Page

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

LyondellBasell Industries N.V.
Amendment No. 3 to Amended and Restated Credit Agreement
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Jun Ashley
Name:	Jun Ashley
Title:	Director

LyondellBasell Industries N.V.
Amendment No. 3 to Amended and Restated Credit Agreement
Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrea Kinnik
Name:	Andrea Kinnik
Title:	Senior Vice President

LyondellBasell Industries N.V.
Amendment No. 3 to Amended and Restated Credit Agreement
Signature Page

MUFG BANK, LTD., as a Lender

By:	/s/ Mark H. Maloney
Name:	Mark Maloney
Title:	Authorized Signatory

LyondellBasell Industries N.V.
Amendment No. 3 to Amended and Restated Credit Agreement
Signature Page

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ William M. Feathers
Name:	William M. Feathers
Title:	Director

LyondellBasell Industries N.V.
Amendment No. 3 to Amended and Restated Credit Agreement
Signature Page

ING BANK, N.V., as a Lender

By:	/s/ W.J.S.A. van de Noort
Name:	W.J.S.A. van de Noort
Title:	Director

By:	/s/ Daisy Wagemaker
Name:	Daisy Wagemaker
Title:	Director

LyondellBasell Industries N.V.
Amendment No. 3 to Amended and Restated Credit Agreement
Signature Page

UNICREDIT BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Simone Faber
Name:	Simone Faber
Title:	Director

By:	/s/ Carl-Josef Schulte
Name:	Carl-Josef Schulte
Title:	Managing Director

LyondellBasell Industries N.V.
Amendment No. 3 to Amended and Restated Credit Agreement
Signature Page